Putnam
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

James M. Prusko and the
Core Fixed-Income Team

Bonds experienced two very different periods within Putnam Income Fund's fiscal year, which ended October 31, 2000. During the first half, investors coped with a backdrop of Federal Reserve Board interest-rate increases and the U.S. Treasury's curtailment of Treasury security supply. In the second part of the fiscal year, the bond market adjusted to the perception that economic growth was slowing and the belief that the Fed would hold the line on interest rates or perhaps even lower them to head off recession. Against this challenging backdrop, your fund was able to post positive returns at net asset value, although its emphasis on higher-income producing bonds, and underperforming corporate securities in particular, curbed its performance relative to the broader bond market.

Total return for 12 months ended 10/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   4.39%  -0.55%    3.46%  -1.42%    3.53%  2.55%     4.05%   0.60%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* MARKET ENVIRONMENT SHIFTS

As your fund began fiscal 2000, the U.S. economy was continuing its expansion at a torrid rate. The rapid growth spooked bond investors, who were wary of the effects that a hot economy might have on inflation. Sharing this concern, the Fed increased short-term interest rates from mid-1999 through May 2000, raising the benchmark federal funds rate from 4.75% to 6.50%. The Fed explained its actions as efforts to slow economic growth and head off inflation. At the same time, the U.S. Treasury announced it would use the federal budget surplus to buy back a significant portion of outstanding Treasury securities and reduce its auctioning of new issues. Because of the supply decline and concurrent demand increase, Treasury securities significantly outperformed other sectors of the bond market, including the corporates, agencies, and mortgage-backed securities that your fund favors because they offer more income than Treasuries.


[GRAPHIC OMITTED: worm chart TREASURY YIELD CURVES AT 10/31/99 AND 10/31/00]

TREASURY YIELD CURVES AT 10/31/99 AND 10/31/00

               10/31/99          10/31/00

3
mo.             5.114%            6.384%

6
mo.             5.308%            6.392%

1
yr.             5.438%            6.162%

2
yr.             5.816%            5.910%

5 yr.           5.971%            5.805%

10 yr.          6.046%            5.749%

30 yr.          6.177%            5.787%

Footnote reads:
During the year, the yield curve on U.S. Treasury securities assumed an inverted position, with short-term yields higher than long-term yields. The graph does not represent performance of any Putnam fund and fund performance will differ. Past performance is not indicative of future results. Source: Bloomberg, Inc.


"For the first time since 1993, bonds are outperforming the stock market. From January through October 20, the Lehman Brothers Aggregate Bond Index is up 8.06% and U.S. Treasury bonds maturing in 20 years or more have fared even better, gaining 15.53%. By comparison, the Nasdaq Composite Index is off 14.40% for the year and the Standard & Poor's 500 stock index is down 4.92%."

 -- Business Week, November 6, 2000


In the second quarter of 2000, the economic and market environments began to change. First, economic reports showed that the Fed's rate increases were starting to have their desired effect and that economic growth was indeed slowing. There were other factors that led market participants to believe that further slowing was ahead: oil prices were on the rise, and the stock market started to falter. Investors perceived that higher energy prices would act as a kind of tax on consumers, leading them to spend less; it was consumer spending, after all, that had helped spur the economy to post such robust results. A more subdued stock market, it was believed, could slow economic growth by reducing or eliminating the market's so-called wealth effect, in which strong gains in the stock market put more money into consumers' pockets, stimulating their spending as well as their confidence.


[GRAPHIC OMITTED: horizontal bar chart BOND MARKET PERFORMANCE BY SECTOR]

BOND MARKET PERFORMANCE BY SECTOR*

Comparison of total returns, 10/31/99 - 10/31/00

First Boston
High Yield Index              -0.76%

Lehman Brothers
Mortgage-Backed
Securities Index               7.58%

Lehman Brothers
Corporate Bond Index           5.37%

Lehman Brothers
Long-term
Treasury Bond Index           11.46%

Footnote reads:
*Past performance is not indicative of future results. These indexes reflect the general performance of market sectors in which the fund invests. The fund's performance will differ. The indexes may include bonds different from those in the fund. It is not possible to invest directly in an index.


Within this environment, the Fed held off implementing any additional rate increases. As a result, many fixed-income sectors produced strong total returns. Mortgage-backed securities (MBSs), in particular, posted solid performance. Corporate bonds, on the other hand, continued to falter. Their prices started to factor in fears that credit problems would arise if the continued stifling effect of earlier Fed rate increases and higher energy prices were to cause the economy to go into recession.

* PORTFOLIO REALLOCATED

As the year progressed, we worked to reduce the fund's allocation to corporate bonds -- from about 50% of the portfolio to about 44% -- reducing exposure to longer-maturity corporate issues in particular. These securities were most susceptible to price downdrafts as credit concerns arose. In turn, we increased the fund's stake in both mortgage-backed securities while keeping approximately one third of the portfolio in Treasuries. The Treasuries offered safety in case the fears of recession prove to be true. The mortgage-backed securities provided additional yield with less credit risk and fared well in a period of relative interest-rate stability. Corporate bonds will probably continue to lag behind Treasuries, as investors typically move towards safer, higher-quality investments in a slowing economy.


[GRAPHIC OMITTED: horizontal bar chart CHANGES IN PORTFOLIO COMPOSITION]

CHANGES IN PORTFOLIO COMPOSITION*

                             10/31/99          10/31/00

Corporate bonds
and notes                      50.6%             43.6%

U.S. government
and agency obligations         33.0%             32.7%

Collateralized
mortgage obligations           11.1%             18.2%

Short-term
investments                     5.5%              0.8%

Other                           2.8%              3.6%

Footnote reads:
*Based on total net assets as of indicated dates. Holdings will vary over time.


The fund also maintained a small allocation to higher-quality high-yield corporate bonds, because they offered attractive yields and the prospect of solid performance going forward. This sector has been particularly hard hit by credit problems and fear of increasing defaults. However, it should be noted that this position, as well as the other investments we selected for the fund, helped produce very attractive yields during the period. Moreover, high-yield bonds have been in the doldrums since the devaluation of the Russian ruble in 1998 and the collapse of the high-yield market. At this point, we believe high-yield bonds are nearing a bottom. With yields averaging over 13%, near-record yield spreads over Treasuries, and an expected leveling off of defaults next year, high yield represents an attractive opportunity.

* A POSITIVE OUTLOOK

When we look toward the next few months, we believe the economy will experience a mild slowdown, characterized by a flat stock market and slower growth overseas. This scenario would be a positive development for the credit markets, because they would rebound from the rather dire economic scenario that is currently priced into securities prices. A moderating economy would be especially beneficial to non-Treasury bonds, whose yield differences, or spreads, are currently at fairly wide levels. Any positive news would cause these yield spreads to narrow, signaling the outperformance of non-Treasury sectors. We also believe it is likely that the Fed will stand pat, and perhaps ease rates, a development that would be positive for the bond markets, if economic growth tapers off significantly. However, if we experience stagflation, stagnant growth coupled with inflation, the Fed might be forced to keep rates high, sacrificing continued economic expansion in order to keep prices down. We will be watching events carefully to make sure your fund is well positioned for all developments in the market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Income Fund is designed for investors seeking high current income consistent with prudent risk, mainly through fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 10/31/00

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/54)       (3/1/93)        (7/26/99)       (12/14/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            4.39%  -0.55%   3.46%  -1.42%   3.53%   2.55%   4.05%   0.60%
------------------------------------------------------------------------------
5 years          23.82   17.97   19.29   17.51   19.10   19.10   22.61   18.57
Annual average    4.36    3.36    3.59    3.28    3.56    3.56    4.16    3.46
------------------------------------------------------------------------------
10 years        108.28   98.29   92.64   92.64   93.08   93.08  102.90   96.21
Annual average    7.61    7.09    6.78    6.78    6.80    6.80    7.33    6.97
------------------------------------------------------------------------------
Annual average
(life of fund)    8.27    8.15    7.23    7.23    7.45    7.45    7.78    7.70
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/00

                                 Lehman Brothers
                                    Aggregate              Consumer
                                   Bond Index             price index
------------------------------------------------------------------------------
1 year                               7.30%                   3.45%
------------------------------------------------------------------------------
5 years                             35.94                   13.14
Annual average                       6.33                    2.50
------------------------------------------------------------------------------
10 years                           115.50                   30.26
Annual average                       7.98                    2.68
------------------------------------------------------------------------------
Annual average
(life of fund)                         --*                   4.15
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*The Lehman Brothers Aggregate Bond Index was introduced on 12/31/75.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/90

                                      Lehman Bros.
                  Fund's class A    Aggregate Bond      Consumer price
Date              shares at POP          Index              index

10/31/90              9,425             10,000             10,000
10/31/91             11,238             11,581             10,292
10/31/92             12,571             12,720             10,622
10/31/93             14,377             14,230             10,914
10/31/94             13,779             13,708             11,199
10/31/95             16,015             15,853             11,513
10/31/96             16,989             16,780             11,858
10/31/97             18,499             18,272             12,105
10/31/98             19,013             19,978             12,277
10/31/99             18,995             20,084             12,592
10/31/00            $19,829            $21,550            $13,026

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $19,264 and $19,308, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $20,290 ($19,621 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/00

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                 12            12            12            12
------------------------------------------------------------------------------
Income                 $0.420        $0.372        $0.377        $0.408
------------------------------------------------------------------------------
Capital gains            --            --            --            --
------------------------------------------------------------------------------
  Total                $0.420        $0.372        $0.377        $0.408
------------------------------------------------------------------------------
Share value:         NAV     POP      NAV           NAV        NAV     POP
------------------------------------------------------------------------------
10/31/99           $6.44   $6.76      $6.41         $6.43    $6.41    $6.63
------------------------------------------------------------------------------
10/31/00            6.29    6.60       6.25          6.27     6.25     6.46
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate1               6.68%   6.36%      5.95%         5.93%    6.53%    6.32%
------------------------------------------------------------------------------
Current
30-day SEC
yield2              7.37    7.02       6.61          6.61     7.12     6.88
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                     Class A        Class B          Class C         Class M
(inception dates)   (11/1/54)       (3/1/93)        (7/26/99)       (12/14/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            4.56%  -0.37%   3.63%  -1.26%   3.59%   2.61%   4.22%   0.78%
------------------------------------------------------------------------------
5 years          25.86   19.87   21.11   19.30   21.11   21.11   24.46   20.50
Annual average    4.71    3.69    3.90    3.59    3.90    3.90    4.47    3.80
------------------------------------------------------------------------------
10 years        108.97   99.00   93.52   93.52   93.62   93.62  103.32   96.65
Annual average    7.65    7.12    6.82    6.82    6.83    6.83    7.35    7.00
------------------------------------------------------------------------------
Annual average
(life of fund)    8.28    8.17    7.25    7.25    7.47    7.47    7.80    7.72
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

The Lehman Brothers Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed
Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

First Boston High Yield Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

The Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Lehman Brothers Long-Term Treasury Bond Index* is composed of all bonds covered by the Lehman Brothers U.S. Treasury Index with maturities of 10 or more years.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Income Fund:

We have audited the accompanying statements of assets and liabilities of Putnam Income Fund, including the fund's portfolio, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended October 31, 1998, were audited by other auditors whose report dated December 14, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                                KPMG   LLP
Boston, Massachusetts
December 5, 2000




THE FUND'S PORTFOLIO
October 31, 2000

CORPORATE BONDS AND NOTES (43.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (1.9%)
-------------------------------------------------------------------------------------------------------------------
     $   18,425,000 Boeing Co. deb. 6 5/8s, 2038                                                      $  16,377,614
          9,325,000 Litton Industries Inc. sr. notes 8s, 2009                                             9,466,274
         10,010,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                             10,694,784
          9,835,000 Raytheon Co. deb. 6.4s, 2018                                                          8,411,876
          3,460,000 Sequa Corp. sr. notes 9s, 2009                                                        3,356,200
                                                                                                      -------------
                                                                                                         48,306,748

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
            569,289 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                             515,207

Airlines (2.0%)
-------------------------------------------------------------------------------------------------------------------
          4,754,303 Airbus Industrie 144A 8.027s, 2020                                                    4,813,208
          1,971,522 Continental Airlines, Inc. pass-through certificates
                    Ser. 974C, 6.8s, 2009                                                                 1,901,592
         11,705,360 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                              11,204,371
         13,605,000 Delta Air Lines, Inc. notes 8.3s, 2029                                               11,574,590
            430,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                    402,411
          3,640,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                 3,520,171
          1,100,000 Northwest Airlines, Inc. company guaranty 7 7/8s, 2008                                1,004,696
          9,413,414 Northwest Airlines Inc. pass-thru certificate Ser. 1999-1A,
                    6.81s, 2020                                                                           8,685,286
          9,850,000 United Air Lines Corp. deb. 9 3/4s, 2021                                              9,965,639
                                                                                                      -------------
                                                                                                         53,071,964

Automotive (1.2%)
-------------------------------------------------------------------------------------------------------------------
          9,855,000 Chrysler Corp. deb. Ser. B, 7.45s, 2097                                               8,774,498
          8,500,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                2,125,000
          2,590,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                  673,400
          6,000,000 Ford Motor Co. deb. 7.4s, 2046                                                        5,259,960
         11,505,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     9,478,164
          1,340,000 Lear Corp. sub. notes 9 1/2s, 2006                                                    1,333,997
          4,465,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                  4,422,653
                                                                                                      -------------
                                                                                                         32,067,672

Banking (6.5%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 Abbey National Capital Trust I company guaranty
                    8.963s, 2049                                                                         10,409,070
          9,145,000 Bank One Corp. sr. notes 7 5/8s, 2005                                                 9,242,408
          2,522,000 Bank United Corp. sub. notes 8 7/8s, 2007                                             2,486,692
         16,685,000 Bank United Corp. notes Ser. A, 8s, 2009                                             16,078,834
         16,885,000 Citicorp sub. notes 6 3/8s, 2008                                                     15,888,110
          8,470,000 Colonial Bank sub. notes 8s, 2009                                                     7,761,993
          5,525,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                5,247,369
          7,285,000 First Citizens Bank Capital Trust I company guaranty
                    8.05s, 2028                                                                           6,038,099
         15,924,000 First Union Capital II company guaranty Ser. A, 7.95s, 2029                          14,186,851
          2,360,000 First Union Institute Capital I bonds 8.04s, 2026                                     2,097,804
          2,025,000 Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                    1,994,463
          9,500,000 Fleet Boston Corp. sub. notes 7 3/8s, 2009                                            9,384,575
          9,975,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                9,235,753
         10,620,000 Imperial Bank sub. notes 8 1/2s, 2009                                                 9,619,771
         21,315,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                        19,711,046
          9,215,000 Royal Bank of Scotland Group PLC bonds Ser. 2,
                    8.817s, 2049 (United Kingdom)                                                         9,586,641
          8,635,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       8,764,525
          8,515,000 St. Paul Bancorp sr. notes 7 1/8s, 2004                                               8,309,022
            320,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          274,643
          1,555,000 Wilmington Trust Corp. sub. notes 6 5/8s, 2008                                        1,451,468
                                                                                                      -------------
                                                                                                        167,769,137

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
            590,000 Allbritton Communications Co. sr. sub. notes Ser. B,
                    8 7/8s, 2008                                                                            542,800
            118,400 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           130,832
                                                                                                      -------------
                                                                                                            673,632

Cable Television (0.4%)
-------------------------------------------------------------------------------------------------------------------
            755,000 Adelphia Communications Corp. sr. notes Ser. B,
                    8 3/8s, 2008                                                                            626,650
          1,185,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                    936,150
          1,100,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                        1,166,000
          3,958,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         4,037,160
          4,795,000 Diamond Cable Communication Co. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                3,500,350
          1,080,000 TeleWest Communications PLC sr. disc. notes
                    stepped-coupon zero % (9 1/4s, 4/15/04), 2009
                    (United Kingdom) (STP)                                                                  486,000
                                                                                                      -------------
                                                                                                         10,752,310

Chemicals (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,420,000 Equistar Chemicals LP notes 9 1/8s, 2002                                              1,428,520
          9,130,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                            8,901,750
          2,370,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                 2,298,900
                                                                                                      -------------
                                                                                                         12,629,170

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
          1,590,000 Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                  190,800

Conglomerates (1.0%)
-------------------------------------------------------------------------------------------------------------------
         11,810,000 Tyco International, Ltd. company guaranty 6 3/8s, 2005                               11,386,021
         15,130,000 Tyco International, Ltd. company guaranty 6 1/4s, 2003                               14,707,419
                                                                                                      -------------
                                                                                                         26,093,440

Consumer Finance (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,285,000 Associates Corp. sub. deb. 8.15s, 2009                                                5,411,946
          5,135,000 Associates Corp. deb. 6.95s, 2018                                                     4,740,427
          1,385,000 Capital One Financial Corp. notes 7 1/4s, 2006                                        1,307,576
          8,120,000 Capital One Financial Corp. notes 7 1/4s, 2003                                        8,042,535
          3,000,000 Contifinancial Corp. sr. notes 8 3/8s, 2003 (In default) (NON)                          412,500
            370,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                           50,875
          1,480,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                          207,200
          7,920,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            7,689,924
          1,600,000 Ford Motor Credit Corp. notes 6.55s, 2002                                             1,584,480
          8,450,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                          7,424,255
          5,985,000 Household Finance Corp. notes 6 1/2s, 2008                                            5,582,329
             10,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                           8,928
                                                                                                      -------------
                                                                                                         42,462,975

Containers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Consumers International sr. notes 10 1/4s, 2005                                         600,000
          1,750,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                             1,242,500
                                                                                                      -------------
                                                                                                          1,842,500

Distribution (0.3%)
-------------------------------------------------------------------------------------------------------------------
          7,665,000 Pepsi Bottling Group, Inc. (The) sr. notes Ser. B, 7s, 2029                           7,052,260

Electric Utilities (2.5%)
-------------------------------------------------------------------------------------------------------------------
          5,760,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     5,574,125
          9,240,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    9,610,475
          5,975,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       5,497,000
          9,370,000 DPL, Inc. sr. notes 8 1/4s, 2007                                                      9,202,277
          7,084,000 EIP Funding - PNM deb. 10 1/4s, 2012                                                  7,813,156
          5,144,000 Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                             5,140,142
            199,499 Northeast Utilities System notes Ser. A, 8.58s, 2006                                    203,142
          2,391,846 Northeast Utilities System notes Ser. B, 8.38s, 2005                                  2,395,697
          3,865,000 Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                3,659,305
         15,866,000 TXU Electrical Capital company guaranty 8.175s, 2037                                 15,088,725
                                                                                                      -------------
                                                                                                         64,184,044

Electronics (--%)
-------------------------------------------------------------------------------------------------------------------
            758,000 Avnet, Inc. FRN 7.646s, 2001                                                            757,953

Energy (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,790,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 2,817,900
            280,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                          319,900
          3,600,000 RBF Finance Co. company guaranty 11s, 2006                                            4,104,000
                                                                                                      -------------
                                                                                                          7,241,800

Entertainment (1.0%)
-------------------------------------------------------------------------------------------------------------------
         12,970,236 Blackstone Hotel Acquisition Co. sr. mtge. loan FRN
                    3.449s, 2003 (United Kingdom)                                                        18,830,189
          7,855,000 Walt Disney Co. med. term notes 5.62s, 2008                                           7,126,370
            100,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008
                    (In default) (NON)                                                                        1,875
                                                                                                      -------------
                                                                                                         25,958,434

Financial (6.2%)
-------------------------------------------------------------------------------------------------------------------
          3,490,000 Advanta Corp. notes Ser. C, 7.47s, 2001                                               3,428,925
            195,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                          187,223
          2,400,000 Advanta Corp. notes Ser. C, 6.94s, 2001                                               2,351,952
            945,000 Advanta Corp. notes Ser. D, 6.925s, 2002                                                851,133
          1,660,000 Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                      1,495,013
         11,995,000 AFLAC, Inc. sr. notes 6 1/2s, 2009                                                   11,104,491
         13,995,000 American General Institute 144A company guaranty
                    8 1/8s, 2046                                                                         13,061,254
         11,310,000 Conseco Finance Corp. med-term notes Ser. A, 6 1/2s, 2002                             7,351,500
          2,600,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  1,794,000
         15,825,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                6,171,750
         17,040,000 Executive Risk Capital Trust company guaranty Ser. B,
                    8.675s, 2027                                                                         16,207,426
          1,405,000 Fremont General Corp. sr. notes Ser. B, 7.7s, 2004                                      807,875
          8,070,000 Goldman Sachs Group, Inc. (The) notes Ser. B, 7.35s, 2009                             7,883,906
          5,055,000 Hartford Life, Inc. deb. 7.65s, 2027                                                  4,825,402
         10,120,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      7,370,295
          8,495,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                           5,340,297
          9,560,000 Newcourt Credit Group Inc. company guaranty Ser. A,
                    7 1/8s, 2003                                                                          9,436,294
         13,975,000 Principal Financial Group 144A notes 7.95s, 2004 (Australia)                         14,118,943
         14,840,000 Provident Companies, Inc. bonds 7.405s, 2038                                         10,959,934
          5,720,000 Riggs Capital Trust company guaranty Ser. A, 8 5/8s, 2026                             3,983,035
         18,991,000 Sun Life Canada Capital Trust 144A 8.526s, 2049                                      16,268,450
         12,495,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                           8,503,597
         10,580,000 Trenwick Capital Trust I company guaranty 8.82s, 2037                                 7,284,647
                                                                                                      -------------
                                                                                                        160,787,342

Gaming & Lottery (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,155,000 International Game Technology sr. notes 8 3/8s, 2009                                  3,060,350
          1,590,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,550,250
          2,160,000 Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                              2,106,000
          1,375,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                   1,326,875
          5,400,000 Park Place Entertainment, Inc. sr. sub. notes 9 3/8s, 2007                            5,440,500
                                                                                                      -------------
                                                                                                         13,483,975

Health Care (0.7%)
-------------------------------------------------------------------------------------------------------------------
             25,000 Columbia/HCA Healthcare Corp. med. term notes
                    8.85s, 2007                                                                              25,156
          2,880,000 Columbia/HCA Healthcare Corp. med. term notes
                    8.7s, 2010                                                                            2,851,200
             70,000 Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                         65,013
          1,430,000 HCA - The Healthcare Co. debs. 7.19s, 2015                                            1,201,200
          7,020,000 Omega Healthcare Investors, Inc. notes 6.95s, 2002                                    6,037,200
          6,985,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                    6,958,806
                                                                                                      -------------
                                                                                                         17,138,575

Homebuilding (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,135,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           3,659,475
          1,660,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                     1,693,200
                                                                                                      -------------
                                                                                                          5,352,675

Investment Banking/Brokerage (1.4%)
-------------------------------------------------------------------------------------------------------------------
          6,570,000 Bear Stearns Companies, Inc. (The) sr. unsecd. notes
                    7 5/8s, 2009                                                                          6,386,106
          9,465,000 Countrywide Home Loan Corp. company guaranty
                    6.935s, 2007                                                                          9,077,408
         12,220,000 Countrywide Home Loan Corp. company guaranty
                    med term notes 6 1/4s, 2009                                                          11,020,363
          9,140,000 Salomon, Inc. sr. notes 7.3s, 2002                                                    9,181,861
          1,620,000 Salomon, Inc. sr. notes 6 3/4s, 2003                                                  1,608,368
                                                                                                      -------------
                                                                                                         37,274,106

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
         10,325,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            9,486,094

Media (1.2%)
-------------------------------------------------------------------------------------------------------------------
         20,099,000 News America Holdings, Inc. deb. 7 3/4s, 2045                                        17,423,220
         14,025,000 Time Warner Entertainment, Inc. sr. notes 8 3/8s, 2033                               14,602,269
                                                                                                      -------------
                                                                                                         32,025,489

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
            585,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
                    2007 (In default) (NON)                                                                   5,119
            600,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s,
                    2008 (In default) (NON)                                                                   5,250
            550,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007
                    (In default) (STP) (NON)                                                                  5,500
          1,275,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                          12,750
            120,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                           6,300
                                                                                                      -------------
                                                                                                             34,919

Metals (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,535,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          5,881,500
            171,400 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                      82,272
                                                                                                      -------------
                                                                                                          5,963,772

Natural Gas Utilities (1.5%)
-------------------------------------------------------------------------------------------------------------------
         15,275,000 KN Capital Trust III company guaranty 7.63s, 2028                                    12,835,000
          8,725,000 Maritime & NE Pipeline 144A sec. notes 7.7s, 2019 (Canada)                            8,373,732
          7,940,000 Osprey Trust 144A sec. notes 8.31s, 2003                                              8,020,591
          8,655,000 Sonat, Inc. notes 7 5/8s, 2011                                                        8,593,723
                                                                                                      -------------
                                                                                                         37,823,046

Oil & Gas (3.6%)
-------------------------------------------------------------------------------------------------------------------
          9,155,000 Amerada Hess Corp. bonds 7 7/8s, 2029                                                 9,205,078
          6,791,390 Express Pipeline Ltd. 144A sub. notes Ser. B, 7.39s,
                    2019 (Canada)                                                                         5,733,835
          4,240,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            4,452,000
         22,335,000 Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                         21,288,829
         13,210,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                           12,324,402
          1,010,000 Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                              1,022,625
            840,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                835,800
          9,100,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                             9,924,824
          1,330,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                          1,403,150
          4,902,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                              4,852,980
            750,000 Seagull Energy sr. sub notes 8 5/8s, 2005                                               751,875
         19,020,000 Union Oil Company of California company guaranty
                    7 1/2s, 2029                                                                         18,335,600
          3,530,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                  3,488,134
                                                                                                      -------------
                                                                                                         93,619,132

Paper & Forest Products (1.0%)
-------------------------------------------------------------------------------------------------------------------
         16,195,000 Abitibi-Consolidated Inc. deb. 8 1/2s, 2029                                          14,876,079
             90,000 Boise Cascade Co. med. term notes Ser. A, 7.43s, 2005                                    87,508
          5,375,000 Georgia Pacific Corp. bonds 7 3/4s, 2029                                              4,753,005
          4,490,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                        4,484,388
            580,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      572,750
                                                                                                      -------------
                                                                                                         24,773,730

Pharmaceuticals (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,625,000 ICN Pharmaceuticals, Inc. sr. notes Ser. B, 9 1/4s, 2005                              1,604,688
          2,800,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                 2,786,000
                                                                                                      -------------
                                                                                                          4,390,688

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            700,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    699,370
          1,660,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,574,184
            250,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                     281,530
                314 Midland Funding I Corp. deb. Ser. C-94, 10.33s, 2002                                        320
          1,169,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                              1,169,000
                                                                                                      -------------
                                                                                                          3,724,404

Railroads (0.6%)
-------------------------------------------------------------------------------------------------------------------
          5,289,000 CSX Corp. deb. 7.95s, 2027                                                            5,103,462
         11,375,000 Norfolk Southern Corp. sr. notes 6.2s, 2009                                          10,394,020
                                                                                                      -------------
                                                                                                         15,497,482

Real Estate (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,110,000 Avalon Properties, Inc. notes 7 3/8s, 2002                                            2,099,978
          9,075,000 EOP Operating L.P. notes 6.8s, 2009                                                   8,416,972
          6,050,000 EOP Operating L.P. notes 6 3/8s, 2002                                                 5,963,425
                                                                                                      -------------
                                                                                                         16,480,375

Regional Bells (0.3%)
-------------------------------------------------------------------------------------------------------------------
          7,875,000 GTE Corp. deb. 6.46s, 2008                                                            7,451,640

Retail (0.7%)
-------------------------------------------------------------------------------------------------------------------
          6,478,000 Federated Department Stores, Inc. notes 6.3s, 2009                                    5,406,604
          6,889,000 K mart Corp. notes 8 3/8s, 2004                                                       5,938,180
            680,000 K mart Corp. notes 8 1/8s, 2006                                                         573,077
          1,320,000 K mart Corp. deb. 7.95s, 2023                                                           917,585
            660,000 K mart Corp. med. term notes Ser. D, 7.55s, 2004                                        579,678
          4,760,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              2,618,000
          2,760,000 Southland Corp. sr. sub. deb. 5s, 2003                                                2,438,570
          1,000,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               820,000
                                                                                                      -------------
                                                                                                         19,291,694

Semiconductor (--%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Micron Technology, Inc notes 6 1/2s, 2005                                               850,000

Shipping (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,830,000 International Shipholding Corp. sr. notes 7 3/4s, 2007                                2,451,488
          1,500,000 Pegasus Shipping Hellas, Ltd. company guaranty Ser. A,
                    11 7/8s, 2004 (In default) (NON)                                                        508,125
                                                                                                      -------------
                                                                                                          2,959,613

Software (--%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                     70,200

Technology (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,970,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       2,880,900
          1,030,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                     991,375
         10,225,000 IBM Corp. deb. 7 1/8s, 2096                                                           9,332,664
                                                                                                      -------------
                                                                                                         13,204,939

Telecommunications (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,625,000 Flag Ltd. sr. notes 8 1/4s, 2008 (Bermuda)                                            1,365,000
          4,860,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s,
                    2008 (Bermuda)                                                                        4,641,300
          1,786,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s,
                    2009 (Bermuda)                                                                        1,701,165
         11,600,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                   11,252,000
          3,880,000 Price Communications Wireless, Inc. 144A sr. notes Ser. B,
                    9 1/8s, 2006                                                                          3,860,600
          9,965,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                    8,850,614
          9,405,000 Sprint Capital Corp. company guaranty 5.7s, 2003                                      8,999,550
          5,065,000 U S West, Inc. notes 5 5/8s, 2008                                                     4,440,789
          1,740,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                           1,465,950
                                                                                                     --------------
                                                                                                         46,576,968

Telephone (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,360,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                               544,000
          3,560,000 Hyperion Telecommunications Corp., Inc. sr. notes
                    Ser. B, 12 1/4s, 2004                                                                 3,061,600
          4,160,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                            436,800
                                                                                                     --------------
                                                                                                          4,042,400

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,280,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                         1,254,400
            320,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004                                             128,000
                                                                                                     --------------
                                                                                                          1,382,400

Tobacco (0.4%)
-------------------------------------------------------------------------------------------------------------------
          6,198,000 Philip Morris Cos., Inc. notes 7 1/4s, 2003                                           6,124,306
          4,530,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                           4,408,777
                                                                                                     --------------
                                                                                                         10,533,083

Transportation Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
         14,691,270 Federal Express Corp. pass thru certificates Ser. 1998-1A,
                    6.72s, 2022                                                                          13,610,580
         14,265,000 Hertz Corp. sr. notes 6 1/2s, 2006                                                   13,507,101
                                                                                                     --------------
                                                                                                         27,117,681

Waste Management (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,050,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 7/8s, 2009                                                                          1,763,000
          9,370,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                      6,676,125
          4,250,000 Waste Management, Inc. notes 6 5/8s, 2002                                             4,111,238
                                                                                                     --------------
                                                                                                         12,550,363

Water Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
          5,820,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                          5,587,200
                                                                                                     --------------
                    Total Corporate Bonds and Notes
                    (cost $1,244,157,696)                                                            $1,131,044,031

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (32.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (17.6%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Association
     $    1,555,077 7 1/2s, December 1, 2029                                                         $    1,554,641
            233,537 6s, March 1, 2029                                                                       219,114
          1,278,508 Federal National Mortgage Association Graduated
                    Payment Mortgages 8s, December 1, 2008                                                1,313,079
                    Federal National Mortgage Association Pass-Through
                    Certificates
            147,885 11s, with due dates from August 1, 2013 to
                    October 1, 2015                                                                         162,720
         40,076,466 8s, with due dates from June 1, 2024 to August 1, 2030                               40,583,432
         93,470,664 7 1/2s, with due dates from February 1, 2015 to
                    May 1, 2030                                                                          94,129,944
         79,859,002 7s, with due dates from January 1, 2013 to April 1, 2030                             78,263,226
            465,361 6 1/2s, with due dates from September 1, 2010 to
                    October 1, 2010                                                                         455,835
          1,923,387 5 1/2s, August 15, 2014                                                               1,812,176
                    Government National Mortgage Association Pass-Through
                    Certificates
            167,716 11s, with due dates from January 15, 2010 to July 15, 2013                              181,668
         12,669,893 9 1/2s, November 15, 2028                                                            13,389,008
            140,359 9s, with due dates from October 15, 2004 to May 15, 2009                                147,419
         12,447,421 8 1/2s, with due dates from October 15, 2017 to
                    November 15, 2017                                                                    12,807,823
        119,972,502 8s, with due dates from November 15, 2016 to
                    November 15, 2028                                                                   122,061,757
            849,915 7 1/2s, October 20, 2030                                                                853,306
         59,113,610 7s, with due dates from January 15, 2023 to
                    December 15, 2028                                                                    58,410,658
         31,217,873 6 1/2s, with due dates from September 15, 2024 to
                    November 15, 2028                                                                    30,142,204
                                                                                                     --------------
                                                                                                        456,488,010

U.S. Treasury Obligations (15.1%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
     $   68,560,000 6 1/4s, May 15, 2030                                                             $   73,016,400
         14,320,000 6 1/8s, August 15, 2029                                                              14,830,078
          5,520,000 6 1/8s, November 15, 2027 (SEG)                                                       5,639,011
                    U.S. Treasury Notes
        140,100,000 6 3/4s, May 15, 2005                                                                145,244,509
         61,130,000 6 1/2s, February 15, 2010                                                            63,985,994
         25,700,000 6s, September 30, 2002                                                               25,715,934
         57,605,000 5 3/4s, August 15, 2010                                                              57,550,851
         17,747,000 U.S. Treasury Interest Strip 6 3/4s, May 15, 2026                                     3,935,930
                                                                                                     --------------
                                                                                                        389,918,707
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $847,650,760)                                                              $  846,406,717

COLLATERALIZED MORTGAGE OBLIGATIONS (18.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    3,750,000 Chase Commercial Mortgage Securities Corp. Ser. 00-1,
                    Class E, 8.42s, 2010                                                             $    3,824,764
                    Commercial Mortgage Asset Trust
         40,460,000 Ser. 99-C1, Class A3, 6.64s, 2010                                                    39,276,229
        157,694,924 Ser. 99-C1, Class X, Interest Only (IO), 1.169s, 2020                                 9,868,253
                    Countrywide Home Loan
          8,905,000 Ser. 98-A12, Class A14, 8s, 2028                                                      9,069,186
          6,994,010 Ser. 98-3, Class A5, 6 3/4s, 2028                                                     6,607,154
          9,610,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                8,905,491
                    Criimi Mae Commercial Mortgage Trust
         21,055,000 Ser. 98-C1, Class A2, 7s, 2011                                                       19,210,582
         10,100,000 Ser. 98-C1, Class B, 7s, 2011                                                         8,451,680
                    CS First Boston Mortgage Securities Corp.
          4,540,000 Ser. 99-C1, Class E, 8.18s, 2009                                                      4,535,287
          7,230,000 Ser. 00-C1, Class A2, 7.545s, 2010                                                    7,410,750
          7,923,599 DLJ Commercial Mortgage Corp. Ser. 98-CG1,
                    Class A1A, 6.11s, 2007                                                                7,715,605
                    Fannie Mae Strip
              7,312 Ser. 92-15, Class L, IO, 10.376s, 2022                                                  247,223
         14,350,089 Ser. 279, Class 2, IO, 9s, 2026                                                       3,926,095
          2,217,731 Ser. 281, Class 2, IO, 9s, 2026                                                         606,757
          3,022,714 Ser. 176, Class 2, IO, 8s, 2022                                                         808,576
         16,138,641 Ser. 203, Class 2, IO, 8s, 2023                                                       4,468,386
          8,352,216 Ser. 217, Class 2, IO, 8s, 2023                                                       2,234,218
          8,629,069 Ser. 237, Class 2, IO, 8s, 2023                                                       2,405,353
          1,615,488 Ser. 251, Class 2, IO, 8s, 2023                                                         447,288
         15,924,412 Ser. 218, Class 2, IO, 7.5s, 2023                                                     4,508,599
         48,685,055 Ser. 215, Class 2, IO, 7s, 2023                                                      13,510,103
         20,646,201 Ser. 222, Class 2, IO, 7s, 2023                                                       5,826,100
            507,151 Ser. 276, Class 2, 6.5s, 2024                                                           145,014
         14,087,100 Ser. 92-207, Class S, IO, 5.906s, 2022                                                3,011,118
         24,812,907 Ser. 97-91, Class FB, IO, 4.738s, 2023                                                4,357,767
          7,681,000 First Union National Bank Commercial Mortgage
                    Ser. 00-C1, Class E, 8.499s, 2010                                                     7,852,322
                    Federal National Mortgage Association
            419,000 Ser. 2028, Class SG, 8.898s, 2023                                                       204,917
         18,584,262 Ser. 147, Class IO, 8s, 2023                                                          5,162,940
         36,230,865 Ser. 252, Class 2, IO, 7 1/2s, 2023                                                  10,472,984
          4,588,676 Ser. 2090, Class SA, IO, 2.18s, 2028                                                    263,132
         12,071,000 Ser. 2183, Class SG, 3.96s, 2014                                                      9,973,664
          1,600,439 Ser. 2090, Class SC, IO, 2.18s, 2028                                                     91,775
         59,653,149 Ser. 2191, Class MS, IO, 1.783s, 2027                                                 3,075,866
          3,313,755 Ser. 180, Class Principal Only (PO), zero %, 2026                                     2,397,295
          6,526,093 Ser. 203, Class PO, zero %, 2029                                                      4,233,803
          7,870,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                               7,475,949
                    General Growth Properties-Homart
          1,825,000 Ser. 99-C1, Class G, 9.12s, 2003                                                      1,825,000
          2,162,000 Ser. 99-C1, Class F, 8.87s, 2003                                                      2,162,000
          9,611,000 General Growth Properties-Ivanhoe Ser. 99-C1,
                    Class F, 9.12s, 2004                                                                  9,611,000
                    GMAC Commercial Mortgage Securities Inc.
          9,305,000 Ser. 98-C2, Class D, 6 1/2s, 2010                                                     8,537,935
         34,435,000 Ser. 99-C-1, Class A2, 6.175s, 2033                                                  32,523,588
                    Government National Mortgage Association
         26,160,704 Ser. 00-17, Class SB, 9.15s, 2026                                                    26,959,129
          3,946,604 Ser. 99-38, Class SL, 8.9s, 2026                                                      3,761,607
        102,401,812 Ser. 98-2, Class SA, IO, 1.88s, 2028                                                  6,256,111
          1,389,972 Ser. 99-46, Class SQ, IO, 1.83s, 2027                                                    60,706
         18,449,734 Ser. 98-2, Class EA, PO, zero %, 2028                                                12,949,407
          4,509,060 Ser. 99-31, Class MP, PO, zero %, 2029                                                3,347,977
          3,155,351 Headlands Mortgage Securities, Inc. Ser. 98-1, Class X2,
                    2.871s, 2028                                                                            581,768
                    Housing Securities Inc.
            633,579 Ser. 91-B, Class B6, 9s, 2006                                                           630,015
          2,089,959 Ser. 93-F, Class F9M2, 7s, 2023                                                       1,990,191
            361,541 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                      316,211
                    LB Commercial Conduit Mortgage Trust
          5,118,000 Ser. 99-C2, Class B, 7.425s, 2009                                                     5,153,258
          7,652,000 Ser. 99-C1, Class D, 7.02s, 2009                                                      7,250,564
         18,421,000 Ser. 99-C1, Class A2, 6.78s, 2009                                                    18,024,762
                    Merrill Lynch Mortgage Investors, Inc.
          4,805,000 Ser. 98-C2, Class E, 6.96s, 2028                                                      4,278,372
          6,338,974 Ser. 98-C2, Class A1, 6.22s, 2030                                                     6,229,944
         12,555,570 Ser. 96-C2, Class IO, 2.656s, 2028                                                      825,921
         77,832,176 Ser. 98-C2, Class IO, 1.076s, 2030                                                    5,269,238
                    Morgan Stanley Dean Witter Capital 1
          2,300,000 Ser. 00-LIFE, Class B, 7.781s, 2010                                                   2,356,781
          5,900,000 Ser. 00-LIF2, Class A2, 7.2s, 2010                                                    5,903,688
          3,115,039 Ser. 98-HF1, Class A1, 6.19s, 2007                                                    3,054,685
          7,028,806 Mortgage Capital Funding, Inc. Ser. 98-MC1, Class A1,
                    6.417s, 2007                                                                          6,912,392
                    Prudential Home Mortgage Securities
          1,353,794 Ser. 92-25, Class B3, 8s, 2022                                                        1,352,737
            497,566 Ser. 94-31, Class B3, 8s, 2009                                                          490,103
            318,712 Ser. 94-31, Class B4, 8s, 2009                                                          300,884
          7,580,000 Residential Funding Mortgage Sec. I Ser. 98-S13, Class A21,
                    6 3/4s, 2028                                                                          7,196,983
          8,635,000 Salomon Brothers Mortgage Securities VII Ser. 00-C1,
                    Class A2, 7.52s, 2009                                                                 8,814,781
          3,508,650 Sears Mortgage Securities Ser. 93-7, Class T7, 7s, 2007                               3,493,001
                    Structured Asset Security Corp.
          4,108,291 Ser. 98-RF1, Class A, 8.667s, 2027                                                    4,256,569
          7,747,510 Ser. 98-RF2, Class A, 8.58s, 2028                                                     7,992,041
         16,908,131 Ser. 99-RF1, Class A, IO, 7.873s, 2028                                               17,098,348
         30,518,816 Ser. 98-RF3, IO, 6.1s, 2028                                                           5,687,944
         16,025,490 TIAA Retail Commercial Mortgage Trust Ser. 99-1,
                    Class A, 7.17s, 2032                                                                 16,129,656
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations
                    (cost $466,852,641)                                                              $  472,167,522

ASSET-BACKED SECURITIES (1.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    4,705,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4,
                    8.61s, 2028                                                                      $    4,820,131
         14,340,000 Conseco Finance Securitization Corp. Ser. 00-5, Class A6,
                    7.96s, 2032                                                                          14,429,625
          8,887,481 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      6,668,388
          3,455,000 Ford Credit Auto Owner Trust Ser. 00-C, Class A3,
                    7.13s, 2002                                                                           3,461,461
         65,322,668 Lehman Manufactured Housing Ser. 98-1, Class 1 IO,
                    0.82s, 2028                                                                           1,607,550
          9,168,206 Mach One CDO, Ltd. Ser. 00-1, Class A, 6.7s, 2030                                     8,764,232
                                                                                                     --------------
                    Total Asset-Backed Securities (cost $42,774,667)                                 $   39,751,387

PREFERRED STOCKS (1.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $        9,671 AmeriKing, Inc. 3.25 cum. pfd. (PIK)                                             $        9,671
             14,090 Centaur Funding Corp 144A 9.08% cum. pfd.
                    (Cayman Islands)                                                                     14,629,506
             24,956 CGA Group, Ltd. 144A 13.75 pfd. (PIK)                                                   598,944
              2,855 Chevy Chase Preferred Corp. Ser. A, 5.188 pfd.                                          144,178
             16,398 CSC Holdings, Inc. Ser. M, 11.125 cum. pfd. (PIK)                                     1,758,686
            480,000 Fresenius Medical Capital Trust I 9.00% company
                    guaranty, pfd. (Germany)                                                                470,400
          2,490,000 Fresenius Medical Capital Trust II 7.875% company
                    guaranty, pfd. (Germany)                                                              2,334,375
             10,470 Webster Capital Corp. Ser. A, 7.375% cum. pfd.                                       10,365,300
                                                                                                     --------------
                    Total Preferred Stocks (cost $30,312,702)                                        $   30,311,060

FOREIGN GOVERNMENT BONDS AND NOTES (0.7%) (a) (cost $20,879,307)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   20,975,000 Quebec (Province of) sr. unsub. 5 3/4s, 2009                                     $   19,229,880

CONVERTIBLE BONDS AND NOTES (--%) (a) (cost $612,389)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      780,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                     $      658,125

COMMON STOCKS (--%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                150 AmeriKing, Inc.                                                                  $          150
              3,544 Fitzgeralds Gaming Corp.                                                                     35
                441 PSF Holdings LLC Class A                                                                572,663
                                                                                                     --------------
                    Total Common Stocks (cost $1,536,007)                                            $      572,848

CONVERTIBLE PREFERRED STOCKS (--%) (a) (cost $169,600)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                129 World Access, Inc. 144A Ser. D, zero %, cv. pfd.                                 $       38,676

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  4 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
             24,000 CGA Group, Ltd. 144A                                                  2/11/07               240
                315 McCaw International, Ltd.                                             4/15/07             6,300
              1,285 Raintree Resort 144A                                                  12/1/04                12
                390 Telehub Communications Corp. 144A                                     7/31/05               195
                835 UIH Australia/Pacific, Inc.                                           5/15/06            12,525
                                                                                                     --------------
                    Total Warrants (cost $182,922)                                                   $       19,273

SHORT-TERM INVESTMENTS (0.8%) (a) (cost $21,619,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   21,619,000 Interest in $800,000,000 joint repurchase
                    agreement dated October 31, 2000 with
                    Warburg Securities due November 1, 2000
                    with respect to various U.S. Treasury obligations
                    -- maturity value of $21,622,969 for an effective
                    yield of 6.61%                                                                   $   21,619,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,676,747,691) (b)                                      $2,561,818,519
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,591,260,284.

  (b) The aggregate identified cost on a tax basis is $2,678,017,458, resulting in gross unrealized appreciation and depreciation of $26,048,441 and $142,247,380, respectively, or net unrealized depreciation of $116,198,939.

(NON) Non-income producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at October 31, 2000, which are subject to change based on the terms of the security.


------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 2000

                          Market     Aggregate Face   Delivery     Unrealized
                          Value           Value         Date      Depreciation
------------------------------------------------------------------------------
British Pound          $18,398,499     $18,395,688    12/20/00       $(2,811)
------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2000
                                                                   Unrealized
                                     Aggregate Face  Expiration   Appreciation/
                       Total Value        Value         Date     (Depreciation)
------------------------------------------------------------------------------
U.S. Agency 10yr
(Short)                $29,493,593     $29,153,215     Dec-00      $(340,378)
U.S. Treasury Bond
(Short)                 10,084,219      10,161,118     Dec-00         76,899
U.S. Treasury Note
10yr (Short)            68,478,125      68,360,551     Dec-00       (117,574)
------------------------------------------------------------------------------
                                                                   $(381,053)
------------------------------------------------------------------------------
Swap Contracts outstanding at October 31, 2000
                                                                  Unrealized
                                         Notional  Termination   Appreciation/
                                          Amount      Date      (Depreciation)
------------------------------------------------------------------------------
Agreement with
Lehman Brothers,
Inc. dated August
31, 2000 to
receive (pay)
monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
US Credit Index
and receive the
notional amount
multiplied by one
month LIBOR
adjusted by a
specified spread.                      $40,307,971   Mar-01        $  58,574

Agreement with
Lehman Brothers,
Inc. dated
September 29,
2000 to receive
(pay) monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
US Credit Index
and receive the
notional amount
multiplied by one
month LIBOR
adjusted by a
specified spread.                      $44,608,478   Apr-01        $  64,824

Agreement with
Morgan Stanley
Group, Inc. dated
September 28,
2000 to pay
semi-annually the
notional amount
multiplied by
6.94% and receive
quarterly the
notional amount
multiplied by
three months
LIBOR.                                 $28,000,000   Oct-10        $(125,267)

Agreement with
Lehman Brothers,
Inc. dated
October 31, 2000
to receive (pay)
monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
US Credit Index
and receive the
notional amount
multiplied by one
month LIBOR
adjusted by a
specified spread.                      $15,000,269   May-01               --
------------------------------------------------------------------------------
                                                                   $  (1,869)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $2,676,747,691) (Note 1)  $2,561,818,519
---------------------------------------------------------------------------------------------
Cash                                                                               11,145,477
---------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                          42,577,248
---------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              3,341,739
---------------------------------------------------------------------------------------------
Receivable for securities sold                                                     74,581,649
---------------------------------------------------------------------------------------------
Receivable for variation margin                                                       263,151
---------------------------------------------------------------------------------------------
Receivable for open swap contracts                                                    123,398
---------------------------------------------------------------------------------------------
Receivable for closed swap contracts                                                  282,392
---------------------------------------------------------------------------------------------
Total assets                                                                    2,694,133,573

Liabilities
---------------------------------------------------------------------------------------------
Payable for securities purchased                                                   83,376,139
---------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                         14,021,773
---------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        3,462,713
---------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            711,367
---------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         107,870
---------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            8,960
---------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                994,742
---------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                             2,811
---------------------------------------------------------------------------------------------
Payable for open swap contracts                                                       125,267
---------------------------------------------------------------------------------------------
Other accrued expenses                                                                 61,647
---------------------------------------------------------------------------------------------
Total liabilities                                                                 102,873,289
---------------------------------------------------------------------------------------------
Net assets                                                                     $2,591,260,284

Represented by
---------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $2,962,695,523
---------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                       10,705,575
---------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                           (266,828,006)
---------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                (115,312,808)
---------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $2,591,260,284

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($946,754,777 divided by 150,580,388 shares)                                            $6.29
---------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.29)*                                  $6.60
---------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($373,336,214 divided by 59,704,859 shares)**                                           $6.25
---------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,363,461 divided by1,652,604 shares)**                                              $6.27
---------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,066,538,735 divided by 170,695,859 shares)                                          $6.25
---------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.25)*                                  $6.46
---------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($194,267,097 divided by30,787,468 shares)                                              $6.31
---------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $ 228,126,914
-------------------------------------------------------------------------------------------
Dividends                                                                         2,832,998
-------------------------------------------------------------------------------------------
Total investment income                                                         230,959,912

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 15,138,276
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    4,752,544
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    74,308
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     27,134
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,520,640
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,056,832
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                57,432
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             6,654,501
-------------------------------------------------------------------------------------------
Other                                                                               673,676
-------------------------------------------------------------------------------------------
Total expenses                                                                   33,955,343
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (810,816)
-------------------------------------------------------------------------------------------
Net expenses                                                                     33,144,527
-------------------------------------------------------------------------------------------
Net investment income                                                           197,815,385
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (111,038,320)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (7,473,581)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                       2,006,428
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                        203,766
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                  429,404
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, swap contracts
and futures contracts during the year                                            29,529,021
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (86,343,282)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $ 111,472,103
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended October 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  197,815,385   $  210,524,741
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (116,301,707)    (113,385,885)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                       29,958,425     (110,959,050)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       111,472,103      (13,820,194)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (66,755,585)     (78,558,769)
--------------------------------------------------------------------------------------------------
   Class B                                                            (24,000,494)     (25,718,093)
--------------------------------------------------------------------------------------------------
   Class C                                                               (339,786)          (9,492)
--------------------------------------------------------------------------------------------------
   Class M                                                            (86,532,277)     (91,242,779)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (15,019,596)     (14,995,609)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (3,839,887)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (1,257,079)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (464)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (4,459,871)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --         (732,973)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --       (2,501,477)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (818,918)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (302)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (2,905,362)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --         (477,492)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (827,254,775)     384,718,493
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (908,430,410)     143,379,732

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   3,499,690,694    3,356,310,962
--------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $10,705,575 and
$85,462, respectively)                                             $2,591,260,284   $3,499,690,694
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.44        $6.87        $7.14        $7.02        $7.07
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .43(c)       .40(c)       .48(c)       .45          .45
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.16)        (.40)        (.28)         .15         (.04)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .27           --          .20          .60          .41
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.40)        (.40)        (.44)        (.46)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.02)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.04)        (.04)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)        (.03)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.43)        (.47)        (.48)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.29        $6.44        $6.87        $7.14        $7.02
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.39         (.09)        2.78         8.88         6.08
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $946,755   $1,160,121   $1,426,583   $1,296,600   $1,037,718
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .95          .96         1.02         1.17         1.17
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.86         5.95         6.69         6.39         6.50
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                207.35       209.02       257.12       265.71       213.46
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Per share distributions were less than $.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.41        $6.83        $7.11        $6.99        $7.04
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .38(c)       .35(c)       .42(c)       .39          .40
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)        (.39)        (.28)         .16         (.04)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .21         (.04)         .14          .55          .36
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.37)        (.35)        (.36)        (.39)        (.41)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.02)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.04)        (.04)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)        (.02)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.37)        (.38)        (.42)        (.43)        (.41)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.25        $6.41        $6.83        $7.11        $6.99
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.46         (.69)        1.92         8.15         5.32
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $373,336     $458,766     $494,703     $403,704     $340,775
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.70         1.71         1.77         1.92         1.92
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.11         5.20         5.92         5.64         5.76
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                207.35       209.02       257.12       265.71       213.46
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Per share distributions were less than $.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  July 26, 1999+
operating performance                October 31   to October 31
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                    $6.43        $6.54
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .39          .10
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)        (.11)
--------------------------------------------------------------
Total from
investment operations                    .22         (.01)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.38)        (.10)
--------------------------------------------------------------
In excess of net
investment income                         --           --(d)
--------------------------------------------------------------
From net realized gain
on investments                            --           --
--------------------------------------------------------------
From return of capital                    --           --(d)
--------------------------------------------------------------
Total distributions                     (.38)        (.10)
--------------------------------------------------------------
Net asset value,
end of period                          $6.27        $6.43
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.53         (.13)*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,363       $1,869
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.70          .46*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.17         1.36*
--------------------------------------------------------------
Portfolio turnover (%)                207.35       209.02
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Per share distributions were less than $.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.41        $6.84        $7.11        $6.99        $7.04
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .42(c)       .38(c)       .47(c)       .43          .44
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)        (.40)        (.28)         .16         (.04)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .25         (.02)         .19          .59          .40
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.38)        (.39)        (.43)        (.45)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.02)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.04)        (.04)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)        (.03)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.41)        (.46)        (.47)        (.45)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.25        $6.41        $6.84        $7.11        $6.99
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.05         (.26)        2.58         8.74         5.92
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,066,539   $1,623,061   $1,188,620     $368,297      $18,937
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.20         1.21         1.27         1.42         1.42
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.61         5.68         6.53         5.76         6.28
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                207.35       209.02       257.12       265.71       213.46
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Per share distributions were less than $.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.46        $6.88        $7.15        $7.02        $7.07
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .45(c)       .41(c)       .50(c)       .47          .47
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)        (.39)        (.28)         .16         (.04)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .28          .02          .22          .63          .43
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.41)        (.42)        (.46)        (.48)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.02)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.04)        (.04)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)        (.03)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.44)        (.49)        (.50)        (.48)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.31        $6.46        $6.88        $7.15        $7.02
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.58          .27         3.02         9.23         6.31
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $194,267     $255,873     $246,405     $170,902     $133,516
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .70          .71          .77          .92          .92
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.11         6.19         6.92         6.64         6.76
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                207.35       209.02       257.12       265.71       213.46
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Per share distributions were less than $.01 per share.



NOTES TO FINANCIAL STATEMENTS
October 31, 2000

Note 1
Significant accounting policies

Putnam Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and dividend-paying common stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are agreements between two parties to exchange cash flows based on a notional amount. The fund may enter into interest rate swap agreements, to change the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Net payments are included as part of interest income. Payments received or made at the end of the measurement period are recorded as income. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

K) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2000, the fund had no borrowings against the line of credit.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At October 31, 2000, the fund had a capital loss carryover of approximately $265,939,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $ 21,203,000    October 31, 2006
   120,511,000    October 31, 2007
   124,225,000    October 31, 2008

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage backed securities, market discount, book accretion/amortization adjustment and swap adjustment.. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2000, the fund reclassified $5,452,466 to increase undistributed net investment income and $24,196 to decrease paid-in-capital, with an increase to accumulated net realized losses of $5,428,270. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next 5 billion, 0.39% of the next 5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 2000, fund expenses were reduced by $810,816 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,347 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $281,826 and $130,170 from the sale of class A and class M shares, respectively, and received $1,050,520 and $5,001 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $28,939 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $3,683,469,537 and $4,239,618,170, respectively. Purchases and sales of U.S. government obligations aggregated $2,292,923,584 and $2,530,788,141, respectively.

Note 4
Capital shares

At October 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 51,576,520       $ 325,967,523
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,474,450          53,362,107
---------------------------------------------------------------------------
                                            60,050,970         379,329,630

Shares
repurchased                                (89,546,490)       (566,339,624)
---------------------------------------------------------------------------
Net decrease                               (29,495,520)      $(187,009,994)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 85,980,837       $ 581,237,616
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               10,082,232          67,300,640
---------------------------------------------------------------------------
                                            96,063,069         648,538,256

Shares
repurchased                               (123,574,707)       (830,101,980)
---------------------------------------------------------------------------
Net decrease                               (27,511,638)      $(181,563,724)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,716,366        $ 98,726,856
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,854,577          18,013,577
---------------------------------------------------------------------------
                                            18,570,943         116,740,433

Shares
repurchased                                (30,448,386)       (191,443,181)
---------------------------------------------------------------------------
Net decrease                               (11,877,443)       $(74,702,748)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 22,318,917       $ 149,461,315
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,059,313          20,291,028
---------------------------------------------------------------------------
                                            25,378,230         169,752,343

Shares
repurchased                                (26,184,970)       (173,951,299)
---------------------------------------------------------------------------
Net decrease                                  (806,740)      $  (4,198,956)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,915,793         $12,055,510
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   47,952             300,675
---------------------------------------------------------------------------
                                             1,963,745          12,356,185

Shares
repurchased                                   (601,691)         (3,797,163)
---------------------------------------------------------------------------
Net increase                                 1,362,054         $ 8,559,022
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                          October 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    295,519          $1,899,822
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,464               9,367
---------------------------------------------------------------------------
                                               296,983           1,909,189

Shares
repurchased                                     (6,433)            (41,469)
---------------------------------------------------------------------------
Net increase                                   290,550          $1,867,720
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,971,872       $  62,739,850
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  346,696           2,170,813
---------------------------------------------------------------------------
                                            10,318,568          64,910,663

Shares
repurchased                                (92,925,457)       (583,232,213)
---------------------------------------------------------------------------
Net decrease                               (82,606,889)      $(518,321,550)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                109,475,894       $ 740,922,579
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  342,020           2,265,651
---------------------------------------------------------------------------
                                           109,817,914         743,188,230

Shares
repurchased                                (30,394,471)       (199,897,904)
---------------------------------------------------------------------------
Net increase                                79,423,443       $ 543,290,326
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,506,886       $  110,923,703
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,377,229          15,019,596
---------------------------------------------------------------------------
                                            19,884,115         125,943,299

Shares
repurchased                                (28,715,389)       (181,722,804)
---------------------------------------------------------------------------
Net decrease                                (8,831,274)      $ (55,779,505)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,162,845       $ 175,327,648
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,424,462          16,206,074
---------------------------------------------------------------------------
                                            28,587,307         191,533,722

Shares
repurchased                                (24,778,519)       (166,210,595)
---------------------------------------------------------------------------
Net increase                                 3,808,788       $  25,323,127
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 0.15% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Kevin M. Cronin
Vice President

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN035-66584  004/312/510/514  12/00



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Income Fund
Supplement to annual Report dated 10/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 10/31/00

                                                      NAV
1 year                                                4.58%
5 years                                              25.46
Annual average                                        4.64
10 years                                            111.64
Annual average                                        7.79
Life of fund (since class A inception, 11/1/54)
Annual average                                        8.30

Share value:                                          NAV
10/31/99                                             $6.46
10/31/00                                             $6.31
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                    12       $0.4323          --           $0.4323
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.